UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2020

CIM Income NAV, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-55187

Maryland		27-3147801
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events.
Valuation Policies
On April 20, 2020, the Board of Directors (the “Board”) of CIM Income NAV, Inc. (the “Company”) determined to engage the Company’s independent valuation expert to value the Company’s real estate portfolio on a monthly, instead of a rolling annual, basis (the “Monthly Valuations”) during the period of economic disruption caused by the COVID-19 pandemic to help ensure that the real estate values included in the Company’s net asset value calculations were current. Given the relative stability of the Company’s month-over-month valuation of the Company’s real estate assets, its liabilities and its rent collections, the Board believes that it is in the best interests of the Company and its stockholders to cease incurring the additional costs associated with the Monthly Valuations and return to valuing the Company’s real estate portfolio on a rolling annual basis in accordance with the Company’s valuation policies.
Distributions
On September 28, 2020, the Board authorized a distribution for the month of September 2020 (the “September Distribution”) of $0.0777 per share of the Company’s Class D, Class T, Class S and Class I common stock, which amount is adjusted based on the relative net asset value of the Class D, Class T, Class S and Class I shares so that distributions constitute a uniform percentage of the net asset value per share of all classes. The September Distribution for each class of common stock is payable to stockholders of record as of the close of business on September 29, 2020 and will be paid on October 1, 2020. The September Distribution will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2020	CIM INCOME NAV, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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